PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 25, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DWS DREMAN VALUE INCOME EDGE FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
SCOTT FRANZBLAU
ROBERT H. DANIELS
GREGORY R. DUBE
WILLIAM J. ROBERTS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 25, 2010

ANNUAL MEETING OF SHAREHOLDERS
OF
DWS DREMAN VALUE INCOME EDGE FUND, INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

Please support Western Investment by voting your shares today to elect Western Investment’s highly qualified director nominees.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation is the largest investor in DWS Dreman Value Income Edge Fund, Inc. (the “Fund”).  We are writing to you in connection with the election of our four nominees to the board of directors of the Fund (the “Board”) at the annual meeting of shareholders scheduled to be held on May 24, 2010 at the New York Marriott Eastside, 525 Lexington Avenue, New York, NY 10017, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  This proxy statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about _________, 2010.

We are furnishing this proxy statement and the enclosed GOLD proxy card to shareholders in order to:

1.	Elect four Western Investment nominees to the Board to serve as Class III Directors of the Fund until the 2013 annual meeting of shareholders;

2.	Approve Western Investment’s shareholder proposal that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis; and

3.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free number listed on the following page.

Additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.  Western Investment urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western Investment, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-____
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:

●   We believe the Fund has had a significant and persistent discount to NAV because the market has lost faith in the Board.  The Board’s actions have not been consistent with its words.

●   The Fund and/or its investment manager and their affiliates have a troubled history of receiving SEC censures, being sued by shareholders and taking actions adverse to fund shareholders

●   The Fund has a history of disregarding best practice corporate governance recommendations which is indicative of a board that does not place shareholders’ interests first
●   The Fund’s NAV discount is unacceptable

●   The Board has failed to take adequate action to reduce the Fund’s NAV discount

●         The Fund’s performance has been abysmal

BACKGROUND

Western Investment, together with the other participants in this solicitation, is the largest investors in the Fund and we remain committed to our investment in the Fund.  Our interests are aligned with the interests of all shareholders – if our investment in the Fund prospers, so does yours.

The Fund and/or its investment manager and their affiliates have a troubled history of receiving SEC censures, being sued by shareholders and taking actions adverse to fund shareholders

The Fund, its investment manager, Deutsche Investment Management Americas Inc. (“DB America”) and affiliates of DB America (collectively, “Deutsche Asset Management”), have a long and troubled history of litigation with fund shareholders, and seem more than willing to act in their own self-interest regardless of the consequences for investors.  They have run afoul of the Securities and Exchange Commission (the “SEC”) and other regulatory bodies multiple times.  We are concerned why Deutsche Asset Management, which is supposed to be protecting fund investors, is instead being sued by them.

Since 2003, Deutsche Asset Management has been the subject of no less than three SEC censures for, among other things, illegal mutual fund market timing practices, concealing trade steering and favorable commission arrangements with favored brokers and, essentially, trading its “proxy” votes for banking business.

Besides SEC censures and the resulting penalties, Deutsche Asset Management’s self-interested actions have resulted in, among other things:

•	a summary order from the West Virginia Securities Commissioner to cease and desist;

•
an agreement with the New York Attorney General whereby Deutsche Asset Management had to, among other things, (i) establish a $250 million fund to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships, (ii) reduce the advisory fees it receives from certain of its funds for a period of at least five years and (iii) implement changes to its governance and compliance procedures; and

•	numerous lawsuits being filed against Deutsche Asset Management relating to its market timing actions by shareholders harmed by these actions;

•
a lawsuit filed against Deutsche Asset Management for failing to disclose material, exceptional risks associated with two sister funds of the Fund, DWS RREEF Real Estate Fund, Inc. (“SRO”)  and DWS RREEF Real Estate Fund II, Inc. (“SRQ”).  Subsequently, under pressure from shareholders and in the face of losses in net asset value of an unbelievable 95% and 88%, respectively, the boards and management of SRO and SRQ decided to liquidate the Funds.  We believe the decision to liquidate was ultimately made out of a desire to protect Deutsche Asset Management and the Board from further embarrassment rather than out of an interest in doing what was best for shareholders;

•	a lawsuit filed against it and a settlement with the SEC relating to misrepresentations made regarding auction rate securities;

•
a lawsuit filed against The New Germany Fund, Inc., (the “New Germany Fund”) a sister fund to the Fund, by shareholders of the New Germany Fund relating to the New Germany Fund’s attempts to restrict the directors that could serve on the Board of Directors of the New Germany Fund.  The New Germany Fund eventually settled with the shareholders by agreeing to conduct an in-kind tender offer for 20% of its outstanding shares; and

•
a complaint (the “Complaint”) filed by Western Investment in the United States District Court for the Southern District of New York against DWS Global Commodities Stock Fund, Inc. (“GCS”), a sister fund to the Fund, seeking declaratory and injunctive relief from, among other things, the GCS’s failure to hold a meeting of stockholders during 2009, and requesting that Western Investment be granted an injunction requiring GCS to hold a meeting of stockholders to elect directors at the earliest date legally possible.  The Complaint also seeks relief from GCS’s adoption of the voting restrictions of the Maryland Control Share Acquisition Act (“MCSAA”), seeking an injunction requiring GCS to recognize the voting rights of all of Western Investment’s and its affiliates’ GCS shares and declaratory relief that GCS’s adoption of the MCSAA is void and does not affect Western Investment’s and its affiliates’ rights to vote any of their GCS shares at the next stockholder meeting, as well as any future meetings of stockholders.  Western Investment filed an amended complaint (the “Amended Complaint”) in the United States District Court for the Southern District of New York against GCS. Civil Action No. 10 cv 1399.  In addition to the relief sought in the Complaint, the Amended Complaint seeks a temporary restraining order and preliminary and/or permanent injunctions restraining and enjoining GCS from consummating acts which would constitute a fundamental deviation and change in its investment objective and policy prior to stockholders’ election of directors and GCS’s receipt of stockholder approval.

We do not believe DB America, or any other Deutsche Asset Management affiliate should be associated with the Fund.  We wonder how shareholders are to trust that this Board will objectively evaluate the actions of an investment manger that seems more than willing to step over its own investors to make a buck?  It is time for shareholders to send a message to the Board that the Board will be held accountable for its actions.

The Fund has a history of disregarding best practice corporate governance recommendations which is indicative of a board that does not place shareholders’ interests first

The Fund has a history of disregarding best practice corporate governance recommendations.  The Council of Institutional Investors, a nonpartisan, not-for-profit association of public, labor and corporate employee benefit funds with assets exceeding $3 trillion, is a leading advocate for improving corporate governance standards for U.S. companies and strengthening investor rights.  It recommends that in contested elections, plurality voting should apply, meaning whoever receives the most votes gets elected.  Not only has this recommendation has been ignored by the Fund, a majority voting standard seems to be standard across many other Deutsche Asset Management Funds.  Additionally, Glass, Lewis & Co. and RiskMetrics Group, two of the leading proxy advisory firms, in addition to the Council, all recommend that all members of the board be elected annually.  Another recommendation ignored by the Fund.

Western Investment believes the current independent members of the Board, who receive compensation from service on 129 funds, may be too beholden to the Fund’s investment manager

According to the Fund’s most recent proxy statement, all incumbent independent directors are a director of at least 129 funds in the Deutsche Asset Management fund complex.

While the current composition of the Board appears to satisfy applicable securities and investment company laws, we question whether service by each of the Fund’s directors of at least 129 funds in the same fund complex is in the best interests of the Fund’s shareholders.  We do not believe that an independent director should be a director of 129 funds in the Deutsche Asset Management fund complex.  In addition,

•
we believe that in serving as a director of so many registered investment companies inherent conflicts may arise.  For example, we believe a person serving in such multiple positions may become unduly beholden to the Fund’s investment manager, and less inclined to act in the best interests of the Fund’s shareholders, although we have no direct evidence that any of the Fund’s directors have acted in this way;

•
we question whether directors who collect at least $240,000 each in annual fees in the aggregate for their service on 129 Deutsche Asset Management boards are far too beholden to the investment manger to take decisive action that benefits shareholders if it would negatively affect the fees collected by DB America, the Fund’s investment manager;

•	we question whether the current directors are the best people to perform the essential task of evaluating the performance of the Fund’s investment manager.

The Fund’s NAV discount is unacceptable

The Fund’s Share price has traded at a persistent discount to its per Share net asset value (“NAV”) that has averaged 17.2% between July 27, 2007 and March 19, 2010, and was as great as 34.6% on October 9, 2008.  Thus, when shareholders sell their Shares they are forced to leave behind a sizeable portion of the value underlying those Shares.  We believe that the persistence of this discount is, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the Board.  Any time a shareholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that shareholder is harmed no matter what the fund’s discount was at the time the shareholder purchased their shares of that fund.  When a NAV discount is excessive, a selling shareholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV since the Fund's inception (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
December 31, 2006	5.24%
March 31, 2007	(0.79)
June 30, 2007	(8.28)
September 30, 2007	(15.33)
December 31, 2007	(14.98)
March 31, 2008	(13.65)
June 30, 2008	(12.83)
September 30, 2008	(19.73)
December 31, 2008	(19.60)
March 31,2009	(24.28)
June 30, 2009	(23.48)
September 30, 2009	(17.67)
December 31, 2009	(16.53)
March 31,2010	[_____]

We note that the Fund has frequently been among the worst of all closed-end funds in terms of discount to NAV and, in fact, that the Fund has frequently traded in the bottom 1% of all closed-end funds in terms of discount to NAV.  As a specific example of just how dismal the Fund’s NAV discount has been, during the period from July 27, 2007 to March 19, 2010, the Fund’s average discount of 17.2% was in the bottom 1% of 549 publicly traded US domiciled closed-end funds currently registered with the Securities and Exchange Commission.

The Board has failed to take adequate action to reduce the Fund’s NAV discount

The Board’s clearly inadequate efforts have failed to eliminate the persistent discount.  In its offering materials, the Fund recognized the potential harm of a significant and persistent NAV discount.  The Fund assured investors that “in recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board of Directors, in consultation with the Investment Adviser and the Subadviser, from time to time, will review possible actions to reduce any such discount” and that the Board may “authorize the commencement of a share-repurchase program or tender offer.”  To date, the Fund has not conducted a tender offer.  Additionally, in the last fiscal year, the Fund repurchased less than 1% of its Shares in the open market.  It’s no wonder the Fund continues to trade at an excessive discount.

We believe that a Board who truly had the best interests of shareholders in mind would have taken effective action, including repurchases of Shares which would have been accretive to NAV and earnings per share, to address the market’s consistent double-digit discount to the Fund’s per share net asset value.

The Fund’s performance has been abysmal

During the past fiscal year, the Fund returned negative 22.28% on a net asset value basis.  For comparison, the Fund’s blended benchmark index returned 7.38% during that same period.  Additionally, over the life of the Fund, the Fund has returned negative 21.47% on a net asset value basis, while its blended benchmark interest returned negative 3.09%.  As disclosed in the Fund’s most recent annual report, “the Board has noted that for the one-year period ended December 31, 2008, the Fund’s performance was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).”  (emphasis added)  Yet the Board still finds that “the nature, quality and extent of services provided by [the Fund’s asset manager] historically have been and continue to be satisfactory.”  We are not surprised the Board reached this conclusion considering that only a single director has any money invested in the Fund.

SERIOUS ACTION BY THE BOARD IS NEEDED.  WE DO NOT BELIEVE THIS BOARD UNDERSTANDS THAT – SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our nominee directors (the “Nominees”).

THE NOMINEES

Robert H. Daniels (Age 62) is an Emeritus Professor of Accounting at San Francisco State University, where he has taught Tax and Business Law courses since 1983 and has served as acting Department Chair, Director of the Graduate Tax Program and member of the University Budget Committee.  Mr. Daniels’ research interests include the problem of tax complexity and the prospects for simplification.  Mr. Daniels also currently manages his own private tax consulting practice and has been a practicing California attorney since 1973.  Mr. Daniels received his B.A. from Harvard College, with honors, a J.D. from Harvard Law School and his LLM in Taxation from Golden Gate University.  Mr. Daniels’ extensive accounting and tax knowledge and research and academic experience will provide valuable insight to the Board.  Mr. Daniels has thirty years of experience as an investor in closed-end funds.

Gregory R. Dube (Age 55) is the founder of Roseheart Associates (“Roseheart”), a private company that invests in securities and real estate, and has served as managing member and Chairman since its inception in 1997.  From 1998 to 2002, Mr. Dube was at Alliance Capital, where he served as the head of the Global High Yield Group from 1999 to 2002.  Before joining Alliance Capital, Mr. Dube was a partner at Donaldson, Lufkin & Jenrette, responsible for the Tax-Exempt Capital Markets Division.  Mr. Dube has an extensive background in the credit securities markets, including experience with trading and selling credit instruments, including corporate, high-yield, private placement, mortgage, Euro and distressed debt and derivatives.  Mr. Dube currently serves on the Advisory Committee of New England Realty Associates Limited Partnership (AMEX:NEN), a partnership engaged in the business of acquiring, developing, holding for investment, operating and selling real estate, and as a member of the executive committee of Navigare Partners, LLC.  Mr. Dube received his A.B. from Harvard College and was a Rhodes Scholar Nominee.  Mr. Dube’s extensive investment experience, background in the credit securities markets and public board experience provides unique insight to challenges and issues facing the Fund.

Arthur D. Lipson (Age 67) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  From 2007 to 2008, Mr. Lipson served as a director of Pioneer Municipal and Equity Income Trust (“PBF”), during which time Mr. Lipson oversaw the elimination of a 17% discount to PBF’s net asset value and the merger of PBF into Pioneer Tax Free Income Fund, an open-end fund.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson’s extensive investment experience, particularly with respect to closed-end funds, gives him strong insight into the challenges and issues facing the Fund.

William J. Roberts (Age 53) has served as a Board Member of the League of Conservation Voters since 1990 and as its Chair since 2003.  From 1990 to 1996, Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, from 1998 to 2008.  Mr. Roberts currently serves as the Director of U.S. Advocacy for the Atlantic Philanthropies (USA) Inc., a collection of charities operating in seven countries.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts’ management and board experience will provide valuable insight to the Board.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance shareholder value.  Your vote to elect the Nominees will have the legal effect of replacing four incumbent directors of the Fund with our Nominees.

The election of the Nominees requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

For additional information concerning our Nominees, see Appendix B - Information Concerning the Nominees.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

DECLASSIFICATION OF THE BOARD OF DIRECTORS

Due to what we believe to be a serious lack of accountability at the Board level, as discussed in further detail above, the Board should take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Despite the claims made by the Fund in its proxy statement, we have not seen any evidence that a classified board structure provides any benefit other than entrenchment for incumbent directors.  The Fund claims that a classified board structure provides the Fund with the time and leverage necessary to engage in good-faith, arm’s length discussions and to negotiate the best result for the Fund.  Our experience with GCS, a sister fund to the Fund has been the exact opposite.  Despite over two years of attempting to interact with this very same board regarding GCS, GCS ignored every opportunity to engage in discussions with us.  We believe this is no accident - in our view, a classified board gives the Fund the time and leverage necessary to ignore shareholders and determine the best results for the Fund and management.

Accordingly, we have submitted the following proposal for shareholder approval at the annual meeting.

Shareholder Proposal

RESOLVED, that the shareholders of DWS Dreman Value Income Edge Fund, Inc. hereby request that the Board of Directors of the Fund take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Supporting Statement:

We believe the annual election of all directors encourages board accountability to its shareholder constituents.  This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices.  In fact, RiskMetrics Group and Glass, Lewis & Co., two of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all directors should be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms.  It is our belief that the classification of the Board is evidence the Board is not acting in the best interests of shareholders because a classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability to shareholders.

In this difficult market and economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in the Fund.  It is inexcusable:

•	The Fund’s common stock traded an amazing 77% below its issue price and, as of December 16, 2009, was trading more than 40% below its issue price.

•
The Fund continues to engage an investment manager, Deutsche Investment Management Americas Inc., that oversaw losses in net asset value of an unbelievable 95% and 88%, respectively, in two sister funds of DHG, DWS RREEF Real Estate Fund II, Inc. (AMEX:SRO) and DWS RREEF Real Estate Fund, Inc. (AMEX:SRQ), leading to management’s decision to liquidate the funds.

•
The Fund’s shares have traded at a persistent discount to its per share net asset value (“NAV”), frequently over 15% during the past two years, bottoming out at an incredible 34.61% discount to NAV on October 9, 2008.

If this proposal is approved by shareholders and adopted by the Board, the Board will take steps to have all directors elected annually, without affecting the unexpired terms of previously elected directors.  As a result, after the phase-in, all directors would be subject to annual review by shareholders.

It is clear shareholders must have the opportunity to annually evaluate and weed out ineffective and underperforming directors in order to keep the Board focused on performance and maximizing shareholder value.

The approval of our proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal, provided a quorum is present.  You should be aware that, as the Fund proudly notes in its proxy statement, the Fund may ignore this proposal even if shareholders approve of the proposal at the Annual Meeting.  Due to the incumbent and entrenchment friendly provisions of the Fund’s Articles of Amendment and Restatement, in order to eliminate the Fund’s classified board structure, either 80% of the Board - that’s 11 out of 13 directors - and a majority of the outstanding shares or an incredible 80% of the outstanding shares would ultimately need to approve a formal amendment repealing the classified board provisions.  We question whose interests these provisions are serving - the shareholders who believe in greater board accountability and wish to see this proposal implemented or an incumbent board that continues to collect at least $240,000 in annual compensation from Deutsche Asset Management.

VOTE FOR THIS PROPOSAL TO SEND A MESSAGE TO THE BOARD THAT YOU WANT A GREATER VOICE IN THE CORPORATE GOVERNANCE OF THE FUND AND TO INCREASE THE ACCOUNTABILITY OF THE BOARD

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on April 9, 2010 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting (the “Record Date”).  Shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting.  According to the Fund, as of the record date, there were [________] shares of common stock (the “Shares”) outstanding.

VOTES REQUIRED FOR APPROVAL

The election of a director of the Fund requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

The approval of our shareholder proposal recommending that the Board take the necessary steps to declassify the Board requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OR FOR OUR SHAREHOLDER PROPOSAL, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  We intend to vote all of our Shares for the election of our Nominees and will not vote our Shares in favor of any of the Fund’s director nominees.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund and information on committees of the Board.  Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment manager is Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154.

For information concerning the participants in the Solicitation, see Appendix C - Participant Information.

See Appendix E of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

[__________], 2010

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT FILED BY WESTERN INVESTMENT LLC RELATING
TO THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF
DWS DREMAN VALUE INCOME EDGE FUND, INC.1

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominees

Appendix C - Information Concerning the Participants

Appendix D - Purchases and Sales in the Common Stock of the Fund
During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

1 Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement relates to the 2010 Annual Meeting of Shareholders of DWS Dreman Value Income Edge Fund, Inc. (the “Fund”).  The address of the principal executive offices of the Fund is 345 Park Avenue, New York, New York 10154.  The Fund’s Secretary may be contacted c/o Deutsche Investment Management Americas Inc., One Beacon Street, Boston, Massachusetts 02108.

VOTING AND PROXY PROCEDURES

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the annual meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominees, Robert H. Daniels, Gregory R. Dube, Arthur D. Lipson and William J. Roberts, for Western Investment’s proposal that the Board should take all necessary steps to declassify the Board and in the discretion of the persons named as proxies on all other matters as may properly come before the annual meeting.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the Annual Meeting.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Shareholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to the Fund’s Secretary c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts, 02108 or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[_______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately [__] persons to solicit the Fund’s shareholders for the annual meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described in Appendix C - Information Concerning the Participants.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s shareholders will benefit from the Solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of the Solicitation of proxies are currently estimated to be approximately $[_______].  Western Investment estimates that through the date hereof, its expenses in connection with the Solicitation are approximately $[_______].

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, the Fund has established advanced notice requirements pursuant to its Amended and Restated Bylaws (the “Bylaws”) for the submission of shareholder proposals to be considered by shareholders at the 2011 annual meeting.  Pursuant to the advance notice provisions of the Bylaws, for nominations of individuals for election to the Board or other business to be properly brought before the 2011 annual meeting, shareholders must give timely notice in writing to the Secretary of the Fund.  To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than [______], 2010 and not later than [_______], 2010.

Shareholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the 2011 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting.  The Fund will treat any such proposal received no later than [____], 2010 as timely.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the Fund’s 2011 annual meeting of shareholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEES

Western Investment has nominated four highly qualified individuals, Robert H. Daniels, Gregory R. Dube, Arthur D. Lipson and William J. Roberts (each a “Nominee” and, collectively, the “Nominees”), for nomination as directors at the Annual Meeting.

As of the Record Date, the dollar range of Shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Arthur D. Lipson*	Over $100,000	Over $100,000
Robert H. Daniels	$1 to $10,000	$1 to $10,000
Gregory R. Dube	None	None
William J. Roberts	None	None
______
*
Mr. Lipson, by virtue of the relationships described in further detail in “Appendix C - Additional Participant Information” may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Mr. Daniels does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Daniels does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Daniels has been nominated for election as a director of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (“DRP”) and DWS Global Commodities Stock Fund, Inc (“GCS”).  As of the date hereof, Mr. Daniels directly owns [600] Shares.  For information regarding purchases and sales during the past two years by Mr. Daniels of securities of the Fund, see Appendix D.

Mr. Dube does not currently hold, nor has he at any time held, any position with Fund.  Mr. Dube does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Dube has been nominated for election as a director of DRP and GCS.  Mr. Dube does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Lipson has been nominated for election as a director of DRP and GCS.  Mr. Lipson does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.  Mr. Lipson, as the managing member of Western Investment, may be deemed to beneficially own the 2,424,675 Shares beneficially owned by Western Investment.  Mr. Lipson disclaims beneficial ownership of such Shares.  For information regarding purchases and sales during the past two years by Western Investment and its affiliates of securities of the Fund that may be deemed to be beneficially owned by Mr. Lipson, see Appendix D.

Mr. Roberts does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Roberts does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Roberts has been nominated for election as a director of GCS.  Mr. Roberts does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee or any of his Immediate Family Members (as such term is defined in Schedule 14A of the Securities Exchange Act of 1934, as amended) is or was an officer.

Western Investment has signed letter agreements pursuant to which it has agreed to indemnify Messrs. Daniels, Dube and Roberts against claims arising from the Solicitation.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his Immediate Family Members was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000 or has or has had any direct or indirect relationship, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

No Nominee or any of his Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

No Nominee or any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Company’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The Nominees are citizens of the United States of America.

The information provided above has been furnished to Western Investment by the Nominees.

Other than as stated in the proxy statement, including the appendices attached thereto, the Nominees will not receive any compensation from Western Investment for their services as directors of the Fund, nor are there any arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in the proxy statement and to serve as a director of the Fund if elected as such at the annual meeting.  Additionally, other than as stated in the proxy statement, none of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western Investment reserves the right to nominate substitute persons if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the annual meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Activism Partners LLC, a Delaware limited liability company (“WIAP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Western Investment Total Return Fund Ltd., a Cayman Islands corporation (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western Investment, WIHP, WIAP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C., a Delaware limited liability company (“BPIP”), Benchmark Plus Partners, L.L.C., a Delaware limited liability company (“BPP”), Benchmark Plus Management, L.L.C., a Delaware limited liability company (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Robert H. Daniels, Gregory R. Dube and William J. Roberts are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of [2,708,825] Shares, constituting approximately [10.5]% of the Shares outstanding.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group, see Appendix D.

Western Investment is the managing member of WIAP, investment manager of WITRL and the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.  BPM is the managing member of each of BPIP and BPP.  Messrs. Franzblau and Ferguson are managing members of BPM.  Each of Messrs. Daniels, Dube, Lipson and Roberts has been nominated by Western Investment for election as directors at the Annual Meeting.

The principal business of Western Investment is acting as the general partner, managing member or investment manager, as the case may be, of WIHP, WITRP, WIAP and WITRL.  The principal business of WIHP, WITRP, WIAP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business address of Mr. Lipson, Western Investment, WIHP, WIAP and WITRP is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of WITRL is c/o dms Management, P.O. Box 31910, dms House, 20 Genesis Close, Grand Cayman KY1-1208, Cayman Islands.

As of the record date, WIHP, WIAP, WITRP and WITRL beneficially owned [718,495], [273,700], [715,822] and [716,158] Shares, respectively.  As the managing member of WIAP, the investment manager of WITRL and the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the [2,424,175] Shares owned in the aggregate by WIHP, WIAP, WITRP and WITRL, , in addition to the [500] Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the [2,424,675] Shares beneficially owned by Western Investment.  Each of Western Investment and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by the Western Entities by virtue of their respective positions described above.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Western Entities may be deemed to beneficially own the [284,150] Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Shares.  The Western Entities have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of each of Messrs. Franzblau and Ferguson is serving as a managing member of BPM.  BPP is an investor in WIHP.  Western Investment provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western Investment and BPIP and Western Investment and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

As of the record date, WIHP, WIAP, WITRP and WITRL beneficially owned [718,495], [273,700], [715,822] and [716,158] Shares, respectively.  As the managing member of WIAP, the investment manager of WITRL and the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the [2,424,175] Shares owned in the aggregate by WIHP, WIAP, WITRP and WITRL, , in addition to the [500] Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the [2,424,675] Shares beneficially owned by Western Investment.  Each of Western Investment and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by the Western Entities by virtue of their respective positions described above.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Western Entities may be deemed to beneficially own the [284,150] Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Shares.  The Western Entities have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

The principal occupation of Mr. Daniels is Emeritus Professor of Accounting at San Francisco State University and attorney.  The principal occupation of Mr. Dube is serving as the Chairman of Roseheart Associates, a private company that invests in securities and real estate.  The principal occupation of Mr. Roberts is serving as the Director of U.S. Advocacy for the Atlantic Philanthropies (USA) Inc., a collection of charities operating in seven countries.  The principal business address of Mr. Daniels is 1685 Eighth Avenue, San Francisco, California 94122.  The principal business address of Mr. Dube is 873 East Saddle River Road, Ho-Ho-Kus, New Jersey 07423.  The principal business address of Mr. Roberts is c/o The Atlantic Philanthropies (USA) Inc., 125 Park Avenue, 21st floor, New York, New York, 10017.

As of the record date, Mr. Daniels directly owned [600] Shares.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Mr. Daniels may be deemed to beneficially own the [2,708,225] Shares beneficially owned in the aggregate by the other members of the Group.  Mr. Daniels disclaims beneficial ownership of such Shares.

Neither Messrs. Dube nor Roberts directly owns any Shares.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Messrs. Dube and Roberts may be deemed to beneficially own the [2,708,825] Shares beneficially owned in the aggregate by the other members of the Group.  Each of Messrs. Dube and Roberts disclaims beneficial ownership of such Shares.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

On February 9, 2010, the Group entered into an Amended and Restated Joint Filing and Solicitation Agreement  (the “Joint Filing and Solicitation Agreement”) in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required under applicable securities laws and (b) the parties agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominees and for Proposal No. 2 and for the purpose of taking all other actions incidental to the foregoing (the “Solicitation”).

Except as set forth in the proxy statement (including all appendices attached thereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this Solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the annual meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past five years.

APPENDIX D

PURCHASES AND SALES IN THE COMMON STOCK OF THE FUND
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.

Sell	01/03/08	26,300	14.0209
Sell	01/10/08	2,200	13.3704
Sell	01/10/08	17,200	13.3750
Sell	01/11/08	2,000	13.4716
Sell	01/14/08	6,100	13.4583
Sell	01/15/08	11,500	13.4188
Sell	01/18/08	6,800	12.9715
Buy	09/10/08	1,000	9.8415
Buy	09/19/08	3,000	9.5095
Buy	09/22/08	5,500	9.2608
Buy	09/23/08	12,300	9.3485
Buy	09/24/08	18,800	9.2519
Buy	09/25/08	8,400	9.3579
Buy	09/26/08	8,300	9.1441
Buy	09/29/08	2,200	8.3284
Buy	09/30/08	20,400	8.0437
Buy	10/01/08	6,500	8.0185
Buy	10/02/08	1,200	7.7108
Buy	10/03/08	6,200	7.4787
Buy	10/06/08	13,100	6.3665
Buy	10/07/08	4,400	6.0140
Buy	10/08/08	1,500	5.5149
Sell	10/22/08	9,400	5.5563
Sell	10/30/08	8,200	5.5376
Sell	10/31/08	1,300	5.7330
Sell	11/04/08	1,600	5.9602
Sell	12/29/08	2,400	3.6989
Sell	12/30/08	2,600	3.8946
Sell	01/02/09	1,200	4.2491
Sell	01/06/09	5,000	4.4955
Sell	01/09/09	9,456	4.5465
Sell	04/30/09	1,500	4.0007
Sell	08/24/09	300	10.4172
Sell	08/25/09	728	10.3907
Sell	08/25/09	172	10.4044
Buy	10/26/09	17,500	11.2557
Buy	10/27/09	4,200	11.2142
Buy	10/27/09	1,100	11.2085
Buy	10/28/09	10,800	11.0216
Buy	10/28/09	1,100	11.1685

Transaction	Date	Quantity	Price ($)

Buy	10/29/09	15,000	11.0891
Buy	10/30/09	4,000	10.9261
Buy	11/02/09	1,400	10.9125
Buy	11/04/09	500	10.9325
Buy	11/05/09	1,000	10.9825
Buy	11/06/09	2,600	11.0316
Buy	11/10/09	2,500	11.0777
Buy	11/11/09	5,000	11.1425
Buy	11/13/09	1,300	11.0088
Buy	11/19/09	17,500	11.1497
Buy	11/19/09	1,800	11.1499
Buy	11/20/09	19,900	11.1228
Buy	11/20/09	12,000	11.1243
Buy	11/24/09	44,600	11.3150
Buy	11/24/09	2,800	11.3220
Buy	11/25/09	5,500	11.3693
Buy	11/25/09	1,700	11.3726
Buy	11/27/09	1,300	11.1112
Buy	11/27/09	8,000	11.2204
Buy	11/30/09	31,400	11.3918
Buy	11/30/09	7,000	11.4130
Buy	12/01/09	76,400	11.4105
Buy	12/01/09	2,200	11.4106
Buy	12/02/09	39,500	11.3924
Buy	12/02/09	3,800	11.4029
Buy	12/03/09	3,900	11.4642
Buy	12/03/09	7,100	11.4586
Buy	12/04/09	8,917	11.4754
Buy	12/04/09	49,583	11.4604
Buy	12/07/09	1,300	11.4189
Buy	12/07/09	20,000	11.4719
Buy	12/08/09	3,300	11.4488
Buy	12/08/09	31,300	11.4504
Buy	12/09/09	19,300	11.4447
Buy	12/09/09	2,800	11.4557
Buy	12/10/09	300	11.5325
Buy	12/10/09	1,100	11.5753
Buy	12/14/09	600	11.6785
Buy	12/14/09	3,800	11.6513
Buy	12/15/09	6,025	11.6387
Buy	12/15/09	6,000	11.6320
Buy	12/16/09	100	11.7025
Buy	12/16/09	1,150	11.7038
Buy	12/17/09	200	11.6325
Buy	12/17/09	10,139	11.7163
Buy	12/18/09	800	11.6850
Buy	12/18/09	4,100	11.6911

Transaction	Date	Quantity	Price ($)

Buy	12/18/09	4,360	11.7060
Buy	12/21/09	10,300	11.7175
Buy	12/21/09	11,200	11.7148
Buy	12/22/09	4,100	11.7635
Buy	12/22/09	7,200	11.7683
Buy	12/23/09	8,600	11.8413
Buy	12/23/09	5,800	11.8484
Buy	12/23/09	963	11.8427
Buy	12/24/09	486	11.8994
Buy	12/24/09	1,100	11.9243
Buy	12/28/09	5,500	11.9485
Buy	12/28/09	1,500	11.9437
Buy	12/29/09	3,100	11.9576
Buy	12/29/09	4,300	11.9537
Buy	12/30/09	13,000	11.9977
Buy	12/30/09	16,400	11.9790
Buy	12/30/09	1,000	11.9950
Buy	12/31/09	3,900	12.0344
Buy	12/31/09	5,500	12.0282
Buy	01/04/10	7,500	12.1777
Buy	01/04/10	18,100	12.1916
Buy	01/05/10	3,100	12.2831
Buy	01/05/10	22,400	12.2756

Western Investment Activism Partners LLC

Sell	01/03/08	26,300	14.0213
Sell	01/10/08	19,400	13.3750
Sell	01/11/08	2,000	13.4716
Sell	01/14/08	6,100	13.4583
Sell	01/15/08	11,500	13.4188
Sell	01/18/08	7,000	12.9715
Buy	01/28/10	12,300	12.3323
Buy	01/29/10	4,600	12.3820
Buy	01/29/10	69,300	12.3203
Buy	02/01/10	16,800	12.3710
Buy	02/02/10	6,800	12.4854
Buy	02/03/10	10,000	12.4292
Buy	02/04/10	5,900	12.2877
Buy	02/04/10	20,400	12.2487
Buy	02/05/10	5,800	12.1280
Buy	02/05/10	84,800	12.1026
Buy	02/08/10	2,300	12.1185
Buy	02/08/10	34,700	12.1855

Transaction	Date	Quantity	Price ($)

Western Investment Total Return Partners L.P.

Sell	01/04/08	25,500	13.8334
Sell	01/07/08	31,600	13.7334
Sell	01/08/08	59,400	13.5977
Sell	01/09/08	7,400	13.4388
Sell	01/09/08	10,000	13.4378
Sell	01/10/08	25,900	13.3750
Sell	01/11/08	2,800	13.4716
Sell	01/14/08	8,300	13.4583
Sell	01/15/08	15,300	13.4188
Sell	01/16/08	29,300	13.3302
Sell	01/18/08	24,200	12.9715
Sell	01/22/08	2,700	12.6399
Sell	01/23/08	16,600	12.6929
Sell	01/24/08	18,400	13.1631
Sell	02/05/08	6,900	13.5587
Sell	02/06/08	8,900	13.5875
Sell	02/07/08	5,800	13.5495
Sell	02/11/08	4,200	13.5445
Sell	02/22/08	2,600	13.2686
Buy	09/19/08	3,000	9.5095
Buy	09/22/08	5,500	9.2608
Buy	09/23/08	12,300	9.3485
Buy	09/24/08	18,700	9.2519
Buy	09/25/08	8,400	9.3579
Buy	09/26/08	8,300	9.1441
Buy	09/29/08	2,200	8.3284
Buy	09/30/08	20,400	8.0437
Buy	10/01/08	6,500	8.0185
Buy	10/02/08	1,100	7.7116
Buy	10/03/08	6,100	7.4787
Buy	10/06/08	13,000	6.3665
Buy	10/07/08	4,400	6.0140
Buy	10/08/08	1,500	5.5149
Sell	10/22/08	9,500	5.5563
Sell	10/30/08	8,100	5.5376
Sell	10/31/08	1,200	5.7323
Sell	11/04/08	1,500	5.9598
Sell	12/29/08	2,400	3.6989
Sell	12/30/08	2,500	3.8945
Sell	01/02/09	1,100	4.2484
Sell	01/06/09	5,000	4.4955
Sell	01/09/09	9,500	4.5465
Sell	04/30/09	1,400	4.0003
Sell	08/25/09	900	10.3933
Buy	10/26/09	17,500	11.2557

Transaction	Date	Quantity	Price ($)

Buy	10/27/09	4,100	11.2142
Buy	10/27/09	1,200	11.2085
Buy	10/28/09	10,700	11.0216
Buy	10/28/09	1,200	11.1685
Buy	10/29/09	15,000	11.0891
Buy	10/30/09	3,915	10.9261
Buy	11/02/09	1,300	10.9125
Buy	11/04/09	546	10.9325
Buy	11/05/09	1,000	10.9825
Buy	11/06/09	2,600	11.0316
Buy	11/10/09	2,500	11.0777
Buy	11/11/09	5,000	11.1425
Buy	11/13/09	1,388	11.0088
Buy	11/19/09	17,370	11.1497
Buy	11/19/09	1,900	11.1499
Buy	11/20/09	19,900	11.1228
Buy	11/20/09	12,000	11.1243
Buy	11/24/09	44,600	11.3150
Buy	11/24/09	2,800	11.3220
Buy	11/25/09	5,600	11.3693
Buy	11/25/09	1,675	11.3726
Buy	11/27/09	1,300	11.1112
Buy	11/27/09	7,900	11.2204
Buy	11/30/09	31,400	11.3918
Buy	11/30/09	6,934	11.4130
Buy	12/01/09	76,500	11.4105
Buy	12/01/09	2,178	11.4106
Buy	12/02/09	39,400	11.3924
Buy	12/02/09	3,800	11.4029
Buy	12/03/09	4,000	11.4642
Buy	12/03/09	7,100	11.4586
Buy	12/04/09	8,900	11.4754
Buy	12/04/09	49,517	11.4604
Buy	12/07/09	1,300	11.4189
Buy	12/07/09	20,000	11.4719
Buy	12/08/09	3,400	11.4488
Buy	12/08/09	31,100	11.4504
Buy	12/09/09	19,400	11.4447
Buy	12/09/09	2,756	11.4557
Buy	12/10/09	300	11.5325
Buy	12/10/09	1,100	11.5753
Buy	12/14/09	600	11.6785
Buy	12/14/09	3,700	11.6514
Buy	12/15/09	6,100	11.6387
Buy	12/15/09	5,900	11.6320
Buy	12/16/09	1,200	11.7038
Buy	12/17/09	200	11.6325

Transaction	Date	Quantity	Price ($)

Buy	12/17/09	10,139	11.7163
Buy	12/18/09	800	11.6850
Buy	12/18/09	4,041	11.6911
Buy	12/18/09	4,359	11.7060
Buy	12/21/09	10,265	11.7175
Buy	12/21/09	11,200	11.7148
Buy	12/22/09	4,100	11.7635
Buy	12/22/09	7,182	11.7683
Buy	12/23/09	8,575	11.8413
Buy	12/23/09	5,800	11.8484
Buy	12/24/09	500	11.8994
Buy	12/24/09	1,100	11.9243
Buy	12/28/09	5,400	11.9485
Buy	12/28/09	1,600	11.9437
Buy	12/29/09	3,200	11.9576
Buy	12/29/09	4,100	11.9537
Buy	12/30/09	12,997	11.9977
Buy	12/30/09	16,400	11.9790
Buy	12/31/09	3,935	12.0344
Buy	12/31/09	5,500	12.0282
Buy	01/04/10	7,400	12.1777
Buy	01/04/10	18,200	12.1916
Buy	01/05/10	3,150	12.2831
Buy	01/05/10	22,400	12.2756

Western Investment Institutional Partners LLC

Sell	01/18/08	5,700	12.9697

Western Investment Total Return Fund Ltd.

Buy	11/12/09	11,645	11.0441
Buy	01/06/10	66,700	12.4536
Buy	01/06/10	14,506	12.4398
Buy	01/06/10	8,409	12.4739
Buy	01/07/10	3,800	12.5443
Buy	01/07/10	8,800	12.5853
Buy	01/07/10	81,927	12.5897
Buy	01/08/10	800	12.6735
Buy	01/08/10	41,500	12.7703
Buy	01/11/10	5,137	12.8290
Buy	01/11/10	4,900	12.8223
Buy	01/11/10	8,620	12.8289
Buy	01/12/10	16,500	12.8143
Buy	01/12/10	10,205	12.8000
Buy	01/12/10	4,850	12.7769
Buy	01/13/10	11,880	12.7778

Transaction	Date	Quantity	Price ($)

Buy	01/13/10	8,800	12.7496
Buy	01/13/10	4,200	12.7561
Buy	01/14/10	4,100	12.7130
Buy	01/14/10	12,499	12.7182
Buy	01/15/10	16,770	12.7082
Buy	01/15/10	17,100	12.7032
Buy	01/19/10	51,500	12.7404
Buy	01/19/10	9,693	12.7509
Buy	01/20/10	11,000	12.6811
Buy	01/20/10	4,200	12.6901
Buy	01/21/10	14,518	12.5869
Buy	01/21/10	32,531	12.5303
Buy	01/22/10	35,800	12.5090
Buy	01/22/10	16,877	12.4847
Buy	01/25/10	26,900	12.4716
Buy	01/25/10	6,083	12.4652
Buy	01/26/10	5,751	12.4780
Buy	01/26/10	44,800	12.4806
Buy	01/27/10	40,800	12.4368
Buy	01/27/10	9,057	12.4424
Buy	01/28/10	43,000	12.3320

Western Investment LLC

Buy	11/06/08	1,000	5.5485

Benchmark Plus Partners, L.L.C.

Buy	02/09/10	3,947	12.2582
Buy	02/09/10	1,700	12.2849
Buy	02/12/10	1,300	12.1317
Buy	02/16/10	4,400	12.1318
Buy	02/18/10	1,200	12.2874
Buy	02/19/10	44,600	12.3540
Buy	02/19/10	2,600	12.3665
Buy	02/22/10	700	12.4128
Buy	02/22/10	20,600	12.3870
Buy	03/11/10	3,700	12.8619
Buy	03/11/10	8,700	12.8536
Buy	03/17/10	200	12.8810
Buy	03/17/10	3,600	12.8553
Buy	03/18/10	11,100	12.8618
Buy	03/19/10	18,800	12.7685
Buy	03/19/10	3,500	12.7654
Buy	03/22/10	800	12.7648
Buy	03/24/10	7,200	12.8708
Buy	03/24/10	3,403	12.8679

Transaction	Date	Quantity	Price ($)

Benchmark Plus Institutional Partners, L.L.C.

Buy	02/08/10	3,900	12.1880
Buy	02/11/10	6,700	12.1524
Buy	02/16/10	6,500	12.1310
Buy	02/18/10	1,700	12.2850
Buy	02/19/10	44,600	12.3540
Buy	02/19/10	2,600	12.3665
Buy	02/22/10	700	12.4128
Buy	02/22/10	16,800	12.3871
Buy	03/11/10	3,100	12.8624
Buy	03/11/10	7,000	12.8539
Buy	03/17/10	200	12.8810
Buy	03/17/10	3,000	12.8558
Buy	03/18/10	11,000	12.8618
Buy	03/19/10	18,900	12.7685
Buy	03/19/10	3,500	12.7654
Buy	03/22/10	800	12.7648
Buy	03/24/10	9,200	12.8705
Buy	03/24/10	1,300	12.8702

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s definitive proxy statement filed with the
Securities and Exchange Commission on [__________]

The table below sets forth the beneficial ownership, as of [_______], each person known by the Fund to be the beneficial owner of more than 5% of any class of the Fund’s outstanding shares.

E-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of Innisfree M&A Incorporated at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-____
Banks and Brokers Call Collect at: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH 25, 2010

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD
 PROXY

DWS DREMAN VALUE INCOME EDGE FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF DWS DREMAN VALUE INCOME EDGE FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all shares of common stock of DWS Dreman Value Income Edge Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held on May 24, 2010 at the New York Marriott Eastside, 525 Lexington Avenue, New York, NY 10017, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEES AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL NO. 2.

1.	Western’s proposal to elect four nominees to serve as Class III Directors of the Board of Directors of the Fund (the “Board”) until the 2013 annual meeting of shareholders.

Class III Robert H. Daniels Gregory R. Dube Arthur D. Lipson William J. Roberts	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________

2.	Western’s proposal that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.